Exhibit 10.1
FIRST AMENDMENT TO THE
CLASS C STOCKHOLDERS AGREEMENT
OF
SITEL WORLDWIDE CORPORATION
This First Amendment to the Class C Stockholder Agreement of SITEL Worldwide Corporation (this “Amendment”) is made by and among the Corporation and JANA (as each is defined in the Stockholders Agreement) and is effective as of October 5, 2012.
RECITALS:
WHEREAS, the Corporation and JANA entered into that Class C Stockholders Agreement, dated as of April 30, 2007, as further amended (the “Stockholders Agreement”);
WHEREAS, Section 8.9(b) of the Stockholders Agreement grants the Corporation and JANA the right to amend such agreement;
WHEREAS, the Corporation and JANA desire to amend certain provisions of the Stockholders Agreement as set forth below;
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I
AMENDMENT OF STOCKHOLDERS AGREEMENT
Section 1.1    Amendment to Section 8.9(b) - Amendment and Waiver. Section 8.9(b)(g) of the Stockholders Agreement is amended and restated in its entirety to the language below:
“Amendment and Waiver. Any provision of this Stockholders Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Corporation, and such amendment or waiver shall be binding on all of the Stockholders and the Corporation.”
ARTICLE II
MISCELLANEOUS
Section 2.1    Defined Terms. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Stockholders Agreement.
Section 2.2    Effect of Amendment. Except as specifically provided herein, the Stockholders Agreement is in all respects ratified and confirmed. All of the terms, conditions and provisions of the Stockholders Agreement as hereby amended shall be and remain in full force and effect.
Section 2.3    Entire Agreement. This Amendment, together with the unaltered portions of the Stockholders Agreement, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.
Section 2.4    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules thereof.
Section 2.5    Duplicate Originals. This Amendment may be executed in as many counterparts as may be necessary or convenient, and each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SITEL WORLDWIDE CORPORATION

By:	Name: Title:
JANA PIRANHA MASTER FUND, LTD.
By: JANA Partners LLC
its Investment Manager

By:	Name: Title:

3